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                                                                    Exhibit 32.2

                                  CERTIFICATION

In connection with the Quarterly Report of K-Tron International, Inc. (the "Company") on Form 10-Q for the period ended September 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald R. Remick, Senior Vice President and Chief Financial Officer, hereby certify, based on my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 10, 2003                               /s/Ronald R. Remick
                                                       -------------------
                                                       Ronald R. Remick
                                                       Senior Vice President and
                                                       Chief Financial Officer